American Century International Bond Funds

PROSPECTUS SUPPLEMENT

INTERNATIONAL BOND FUND *

Supplement dated July 9, 2002 * Prospectus dated May 1, 2002

SPECIAL MEETING OF SHAREHOLDERS

The Board of Trustees has requested that the following matter be submitted to shareholders of the fund for approval at a Special Meeting of
Shareholders to be held August 2, 2002.

The record date for the meeting is April 5, 2002. If you owned shares of the fund as of the close of business on that date, you are entitled to vote at the
Special Meeting. Proxy materials containing more information about this proposal were sent to shareholders on or about April 24, 2002.

Shareholders of the aforementioned fund are being asked to consider and act upon a proposal to elect the fund eight-member Board of Trustees for indefinite terms, subject to termination or resignation. The nominees are Albert Eisenstat,
Ronald J. Gilson, Kathryn A. Hall, William M. Lyons, Myron S. Scholes, Kenneth
E. Scott, James E. Stowers III and Jeanne D. Wohlers.

If approved by shareholders, this proposal will become effective immediately following the meeting.

SH-SPL-30845   0207